POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Priya Abani, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dom, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the " 1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement ( or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confinn all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: t<\Jrv2:) \\ , 2026 State of N ~ '-{01 k \[ L ) ss. County of Nw io' ::f'--.. ) SUBSCRIBED AND SWORN to before me this IC day of ib«".;g, 2026, by Priya Abani, who I have identified to be the person who signs herein. I ) MC .. E . '-.)...l\"'- '2.+.- '1. o 2. '"'1 y omm1ss10n xprres: _ _ _ ._,~ _ _ _,___ _ _ _ T

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Samuel R. Bright, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2026

[signature]
Samuel R. Bright

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2026, by Samuel R. Bright, who I have identified to be the person who signs herein.

[signature]
NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Jason E. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dom, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Fonn S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement ( or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: 1i,~r J t) l\ , 2026 State of \r.Ji,AI" jl)( \<,_ County of N 4.1 'l r,l \s.., ) ) ss. ~ - --- ) SUBSCRIBED AND SWORN to before me this ~ ay of -:\;\r<"~c)'' 2026, by Jason E. Brown, who I have identified to be the person who signs herein. NOTARY P My Commission Expires: .J--> \) '"2--] I ?-017

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Jeffrey R. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dom, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person ' s name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and ( c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. ,2026 State of NC>-- ~ 1,,y ~ ~ ) ) ss. ) Jeffrey R. Brown SUBSCRIBED AND SWORN to before me this ~ ay oi't<l2rv .>J 2026, by Jeffrey R. Brown, who I have identified to be the person who signs herein. My Commission Expires: ] ..> 6 1...1 :io:l] I

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Ángel Cabrera, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2026

Ángel Cabrera

State of New York)

) ss.

County of New York)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2026, by Ángel Cabrera, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that James R. Chambers, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dom, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the " 1933 Act") and other applicable federal laws, including, without limitation, the filing of(a) any pre- or post-effective amendments to this Registration Statement, any registration statement ( or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confinning all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confinn all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: \ , 2026 State of _ .....,N ..... w""---\{-+-=-o<__,K.____ ) l L ) ss. County of_ ~~Lw~-' .... o~1_,l\,,-"'- ~) SUBSCRIBED AND SWORN to before me this it day of fc\,.-11 0 , 2026, by James R. Chambers, who I have identified to be the person who signs herein. My Commission Expires: ) , t) 21: l?:021::: NOTARY ~ ~ WAYNE A. AGARD Notary Public, State of New York No. 02AG6328113 Certificate Filed in New York County Commission Expires July 27, 20~-t-

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Thasunda Brown Duckett, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dom, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 193 3 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. State of bf k County of ~ LtJ '-l,;rk., , 2026 ) ) ss. ) SUBSCRIBED AND SWORN to before me this \ \\.-kday of lt\;><'1:2~ 2026, by Thasunda Brown Duckett, who I have identified to be the person who signs herein. ,,...-: My Commission Expires: _j J b i-1 :ro·:z.7 \ WAYNE A. AGARD Notary Public. State of New York No. 02AG6328113 Certificate Filed i~ New York Coun~ '1"" Commission Expires July 27, 20_

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael R. Fanning, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2026

Michael R. Fanning

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2026, by Michael R. Fanning, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Lisa W. Hess, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2026

Lisa W. Hess

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2026, by Lisa W. Hess, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Edward M. Hundert, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dom, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement ( or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: ¼1:>( J ;)CO l 1 ,2026 State of N <t-v-l ~ o{ K- '- County of Nw ~b' l ) ) ss. ) Edward M. Hundert .\-L - , . SUBSCRIBED AND SWORN to before me this .1r= day oft:t ~J:X , 2026, by Edward M. Hundert, who I have identified to be the person who signs herein. My Commission Expires: 7 u\) 'L.1 \ '2,A:>'1--], WAYN .AGARD Notary Public, State of New York No Q2AG6328113 • . • N York County Certificate Filed ,~ e~. I 27 20 ?-.=t- r . mmission Expires L cl Y • -_o

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Gina Loften, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2026

Gina Loften

Gina Loften

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2026, by Gina Loften, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that La June Montgomery Tabron, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2026

La June Montgomery Tabron

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2026, by La June Montgomery Tabron, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Ramona E. Romero, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dorn, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement (or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

Date: February 11, 2026

Ramona Romero

Ramona E. Romero

State of New York)
) ss.
County of New York)

SUBSCRIBED AND SWORN to before me this 11th day of February, 2026, by Ramona E. Romero, who I have identified to be the person who signs herein.

NOTARY PUBLIC

My Commission Expires: July 27, 2027

WAYNE A. AGARD
Notary Public, State of New York
No. 02AG6328113
Certificate Filed in New York County
Commission Expires July 27, 2027

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Kim M. Sharan, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dom, Judy Bartlett and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of (a) any pre- or post-effective amendments to this Registration Statement, any registration statement ( or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and ( c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: __ tl __ ( __.f ...... / __ , 2026 I New i°'k > t\ I \] \ _ ) ss. State of Kim M. Sharan County of \\l fl1A/ { 0--.. rs,, ) SUBSCRIBED AND SWORN to before me this \ i\-"-day of =feb( .,.,-<J2'026, by Kim M. Sharan, who I have identified to be the person who signs herein. r-,. My Commission Expires: \_J v \2) "'l. 1: \,D'2.,. =t-" \ ~ f NOTARYPUL( WAYNE A. AGARD y k . St t of New or Notary Pub~~AG~;28113 No. . . New York county certificate Filed 1 ~ July 27 20~ commission Expires ,